UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 15, 2018

TIDEWATER INC.

(Exact name of registrant as specified in its charter)

Delaware	1-6311	72-0487776
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6002 Rogerdale Road, Suite 600 Houston, Texas		77072
(Address of principal executive offices)		(Zip Code)

(713) 470-5300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 15, 2018, Tidewater Inc., a Delaware corporation (“Tidewater”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with GulfMark Offshore, Inc., a Delaware corporation (“GulfMark”).

As provided in, and subject to the terms and conditions of, the Merger Agreement, a to-be-formed wholly-owned subsidiary corporation (“Merger Sub”) will merge with and into GulfMark, resulting in GulfMark becoming a wholly-owned subsidiary of Tidewater (the “First Merger”). Immediately thereafter, Tidewater will cause GulfMark to merge into a to-be-formed wholly-owned subsidiary limited liability company (“NewCo”), with NewCo continuing as a wholly-owned subsidiary of Tidewater (the “Second Merger” and, together with the First Merger, the “Mergers”). Together, the Mergers are intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. The Mergers are expected to close in the fourth quarter of 2018, subject to possible extension under circumstances described in the Merger Agreement.

Upon consummation of the First Merger, each issued and outstanding share of GulfMark common stock, par value $0.01 per share (“GulfMark Common Stock”), other than any shares held in treasury, will be converted into the right to receive 1.100 (the “Exchange Ratio”) shares of Tidewater common stock, par value $0.001 per share (“Tidewater Common Stock”), with cash paid in lieu of any fractional shares. At the effective time of the First Merger, each outstanding GulfMark warrant will be converted automatically into a warrant representing a right to acquire Tidewater Common Stock, subject to Jones Act limitations on the foreign ownership of Tidewater, on substantially the same terms and conditions as applied to such GulfMark warrant immediately prior to the effective time of the First Merger, except that the number of shares of Tidewater Common Stock subject to such GulfMark warrant will be adjusted to reflect the Exchange Ratio as provided in the Merger Agreement. In addition, all restricted stock units of GulfMark that are outstanding as of the effective time of the First Merger (collectively, the “GulfMark Rollover RSUs”) will be converted automatically into a substantially similar award for Tidewater Common Stock, subject to their existing terms and conditions (including vesting terms) in effect as of immediately prior to the effective time of the First Merger, with the number of Tidewater Common Stock subject to such GulfMark Rollover RSUs being adjusted in accordance with the Exchange Ratio.

The consummation of the Mergers and the other transactions contemplated by the Merger Agreement (collectively, the “Transactions”) is subject to the satisfaction or waiver, if legally permitted, of certain customary conditions, including (i) the adoption of the Merger Agreement by stockholders of GulfMark and the approval of the share issuance by the stockholders of Tidewater; (ii) the registration statement on Form S-4 used to register the Tidewater Common Stock to be issued in the First Merger having become effective under the Securities Act of 1933, as amended; (iii) the shares of Tidewater Common Stock issuable in connection with the First Merger having been approved for listing on the New York Stock Exchange, subject to official notice of issuance; (iv) receipt of specified required regulatory approvals, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Act, if applicable; (v) the absence of any governmental order or law prohibiting the consummation of the Transactions; (vi) the accuracy of representations and warranties of the parties and compliance by each of the parties in all material respects with all of its covenants; and (vii) no material adverse effect with respect to Tidewater or GulfMark since the date of the Merger Agreement. In addition, each party’s obligation to complete the Mergers is subject to its receipt of a tax opinion to the effect that the Mergers qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code. Concurrently with the execution of the Merger Agreement, Tidewater entered into a voting and support agreement with certain stockholders of GulfMark (together, the “Stockholders”) pursuant to which, among other things and subject to the terms and conditions therein, the Stockholders have agreed to vote a portion of the shares, in the aggregate representing 34.99% of the currently outstanding shares of GulfMark Common Stock, beneficially owned by them, in favor of the adoption of the Merger Agreement and the approval of the Transactions, including the Mergers.

The Merger Agreement also provides that, upon consummation of the Transactions, Tidewater’s board of directors will be increased to ten members, three of whom will be designated by GulfMark and seven of whom will be designated by Tidewater.

The Merger Agreement contains representations and warranties and covenants customary for a transaction of this nature. Each of Tidewater and GulfMark has agreed, among other things, subject to certain exceptions, to conduct its respective business in the ordinary course during the period between the execution of the Merger Agreement and the effective time of the Mergers. Tidewater and GulfMark are each subject to restrictions on their ability to solicit alternative acquisition proposals and to provide information to, and engage in discussion with, or approve or recommend an alternative acquisition proposal with third parties regarding such proposals during the period between the execution of the Merger Agreement and the effective time of the Mergers, except under circumstances to permit Tidewater’s and GulfMark’s boards of directors to comply with their respective fiduciary duties. Subject to certain exceptions, each of the parties has agreed to use its reasonable best efforts to take or cause to be taken actions necessary to consummate the Transactions, including with respect to obtaining required government approvals, if any.

The Merger Agreement provides that Tidewater and GulfMark may mutually agree to terminate the Merger Agreement before completing the Transactions. In addition, either party may decide to terminate the Merger Agreement if: (i) the Transactions are not consummated by January 31, 2019, subject to possible extension under circumstances described in the Merger Agreement; (ii) a court or other governmental entity issues a final, non-appealable order permanently prohibiting the Transactions; (iii) GulfMark’s stockholders fail to adopt the Merger Agreement; (iv) Tidewater’s stockholders fail to approve the issuance of Tidewater Common Stock; (v) a Triggering Event (as defined in the Merger Agreement) occurs by the other party; or (vi) the other party breaches its representations and warranties or covenants in a way that would entitle the party seeking to terminate the Merger Agreement not to consummate the Transactions, subject to the right of the breaching party to cure the breach within 30 days.

In addition, one party may be required to pay a termination fee to the other party ($35 million by Tidewater to GulfMark or $13 million by GulfMark to Tidewater) if the Transactions are not consummated under certain circumstances, including: (i) its board of directors fails to recommend that its stockholders adopt the Merger Agreement (in the case of GulfMark) or approve the issuance of shares of Tidewater Common Stock under applicable New York Stock Exchange rules (in the case of Tidewater); (ii) its board of directors takes (or fails to take) certain actions that indicate a lack of support for the Transactions; (iii) it enters into or consummates an alternative transaction within one year following termination of the Merger Agreement (either as a result of reaching the Merger Agreement’s end date or due to a stockholder “no” vote in a situation where a specified alternative transaction was previously disclosed prior to such termination and not withdrawn); and (iv) it materially breaches its non-solicitation obligations resulting in an acquisition proposal or it materially breaches the stockholder meeting covenant.

This description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to, and is incorporated by reference into, this Current Report on Form 8-K.

Important Statement regarding the Merger Agreement. The Merger Agreement has been included to provide investors with information regarding terms of the Transactions. It is not intended to provide any other factual information about Tidewater, GulfMark or their respective subsidiaries or affiliates or to modify or supplement any factual disclosures about Tidewater or GulfMark included in their public reports filed with the Securities and Exchange Commission. The representations, warranties, and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations, qualifications or other particulars agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts or made for other purposes, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Tidewater’s public disclosures.

Item 7.01	Regulation FD Disclosure.

On July 16, 2018, Tidewater and GulfMark issued a joint press release announcing that they had entered into the Merger Agreement. Also on July 16, 2018, Tidewater and GulfMark made available an investor presentation regarding the Transactions. Copies of the press release and investor presentation are attached as Exhibits 99.1 and 99.2, respectively, to, and are incorporated by reference into, this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 15, 2018, by and between Tidewater Inc. and GulfMark Offshore, Inc.*

99.1	Joint Press Release, dated July 16, 2018.

99.2	Joint Investor Presentation, dated July 16, 2018.

*	This filing excludes certain schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request by the Commission; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

Additional Information and Where to Find It

Tidewater Inc. (“Tidewater”) will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 (the “Joint Proxy Statement/Prospectus”) which will include a registration statement and prospectus with respect to Tidewater’s shares of common stock to be issued in the proposed transaction between Tidewater and GulfMark Offshore, Inc. (“GulfMark”) (the “Transaction”) and a joint proxy statement of Tidewater and GulfMark in connection with the Transaction. The definitive Joint Proxy Statement/Prospectus will contain important information about the proposed Transaction and related matters. STOCKHOLDERS ARE URGED AND ADVISED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The Joint Proxy Statement/Prospectus and other relevant materials (when they become available) and any other documents filed by Tidewater or GulfMark with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain free copies of the Joint Proxy Statement/Prospectus from Tidewater by contacting Investor Relations by mail at 6002 Rogerdale Road, Suite 600, Houston, TX, 77072, Attn: Investor Relations, by telephone at +1-713-470-5292, or by going to Tidewater’s Investor Relations page on its corporate web site at www.tdw.com, and from GulfMark by contacting Investor Relations by mail at 842 West Sam Houston Parkway North, Suite 400, Houston, TX, 77024, Attn: Investor Relations, by telephone at +1-713-369-7300, or by going to GulfMark’s Investor Relations page on its corporate web site at www.gulfmark.com.

Participants in the Solicitation

Tidewater, GulfMark and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed Transaction. Information about Tidewater’s directors is set forth in its Transition Report on Form 10-K for the transition period from April 1, 2017 to December 31, 2017, which was filed with the SEC on March 15, 2018. Information about GulfMark’s directors and executive officers is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on April 2, 2018. These documents are available free of charge at the SEC’s web site at www.sec.gov, from Tidewater by contacting Investor Relations by mail at 6002 Rogerdale Road, Suite 600, Houston, TX, 77072, Attn: Investor Relations, or by going to Tidewater’s Investor Relations page on its corporate web site at www.tdw.com, and from GulfMark by contacting Investor Relations by mail at 842 West Sam Houston Parkway North, Suite 400, Houston, TX, 77024, Attn: Investor Relations, or by going to GulfMark’s Investor Relations page on its corporate web site at www.gulfmark.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Transaction will be included in the Joint Proxy Statement/Prospectus that Tidewater intends to file with the SEC.

No Offer or Solicitation

This announcement is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain forward-looking statements concerning Tidewater, GulfMark, and the proposed transaction between Tidewater and GulfMark. The unfolding of future economic or business developments may happen in a way not as anticipated or projected by Tidewater and GulfMark and may involve numerous risks and uncertainties that may cause Tidewater’s and GulfMark’s actual achievement of any forecasted results to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of Tidewater or GulfMark, include, without limitation, the proposed Transaction and the anticipated synergies with respect to the combination of Tidewater and GulfMark; fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; customer actions including changes in capital spending for offshore exploration, development and production and changes in demands for different vessel specifications; acts of terrorism and piracy; the impact of potential information technology, cybersecurity or data security breaches; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, especially in higher political risk countries where we operate; labor changes proposed by international conventions; increased regulatory burdens and oversight; changes in law, economic and global financial market conditions, including the effect of enactment of U.S. tax reform or other tax law changes, trade policy and tariffs, interest and foreign currency exchange rate volatility, commodity and equity prices and the value of financial assets; and enforcement of laws related to the environment, labor and foreign corrupt practices. Readers should consider all of these risk factors, other factors that are described in “Forward-Looking Statements,” as well as other information contained in Tidewater’s and GulfMark’s Form 10-K’s and 10-Q’s.

Although Tidewater and GulfMark believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the ability of the parties to consummate the Transaction in a timely manner or at all; satisfaction of the conditions precedent to consummation of the Transaction, including the ability to secure regulatory approvals in a timely manner or at all, and approval by either company’s stockholders; the possibility of litigation (including related to the transaction itself); Tidewater’s and GulfMark’s ability to successfully integrate their operations, technology and employees and realize synergies from the Transaction; unknown, underestimated or undisclosed commitments or liabilities; the conditions in the oil and natural gas industry, including a decline in, or the substantial volatility of, oil or natural gas prices, and changes in the combined companies’ customer requirements; the level of demand for the combined companies’ products and services. Neither Tidewater nor GulfMark undertakes any obligation to update any forward-looking statements or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that either Tidewater or GulfMark becomes aware of, after the date of this communication.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIDEWATER INC.

By:	/s/ Bruce D. Lundstrom
Bruce D. Lundstrom
Executive Vice President, General Counsel and Secretary

Date: July 16, 2018